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                                                                    EXHIBIT 10.9



                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                       OF VNUS MEDICAL TECHNOLOGIES, INC.

                             PURPOSE AND OBJECTIVES

     The Audit Committee is a committee of the Board of Directors (the "Board") which will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of VNUS Medical Technologies, Inc., a Delaware corporation (the "Company"), and to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to assist the Board in fulfilling its fiduciary responsibilities and making the Board aware of significant financial matters that require Board attention.

The objectives of the Audit Committee are as follows:

     o to help directors discharge their fiduciary responsibilities regarding the financial condition of the Company;

     o    to provide communication between directors and external auditors;

     o    to ensure the external auditors' independence; and

     o    to maintain the credibility and objectivity of financial reports.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board from time to time prescribes.

                                  CONSTITUTION

     The Audit Committee of the Board shall be comprised of such number of members as is determined from time to time by the Board; provided, however, that the committee shall at all times consist of at least three members. All members of the Audit Committee shall be independent directors of the Company.

     The members of the Audit Committee will be selected from the members of the Board who are not employees of the Company. The Board shall provide for alternate Audit Committee members who shall be entitled to attend committee meetings in the absence of the members of the Audit Committee.

     Members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement (or shall be able to do so within a reasonable time after appointment to the Audit Committee).


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     At least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

     A quorum of the Audit Committee shall be a majority of the members of the Audit Committee.

     The members of the Audit Committee shall choose a Chairman.

     The Audit Committee shall meet at least two (2) times per year or more frequently as circumstances require. The Audit Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     The Audit Committee will meet separately with the Chief Executive Officer and the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the external auditors of the Company, at such times as it deems appropriate, to review the external auditor's examination and management report.

     The external auditors shall be ultimately accountable to the Audit Committee and the Board.

                                RESPONSIBILITIES

     In meeting their responsibilities, the Audit Committee should address each of the following matters:

     EXTERNAL AUDITORS

     1. Together with the Board, select, evaluate, and where appropriate, replace the external auditor (or nominate the external auditor to be proposed for shareholder approval in any proxy).

     2. Approve the compensation for external auditors, as negotiated by management.

     3. Notify the external auditor that the external auditor's ultimate accountability is to the Audit Committee and the Board.

     4.   Confirm and ensure the independence of the external auditor.

          (a) Obtain from the external auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

          (b) Actively engage in a dialogue with the external auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.


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          (c)  Take, or recommend that the full Board take, appropriate action to oversee the independence of the outside auditor.

     5.   Consider the external auditors' audit scope and plan.

     6. Consider with management and the external auditors the rationale for employing audit firms other than the principal external auditors on financial accounting and reporting issues.

     7. Review with the external auditors the coordination of audit effort to assure completeness of coverages, reduction of redundant efforts and the effective use of audit resources.

     8. Review with the external auditors any impact on the financial statements of any new or proposed changes in accounting principles or regulatory requirements.

     9.   Consider and review with the external auditors:

          (a) The adequacy of the company's internal controls including computerized information system controls and security.

          (b) Any related significant findings and recommendations of the external auditors together with management's responses thereto.

     10. Meet with the external auditors in executive sessions to discuss any matters that the committee members or the external auditors believe should be discussed privately with the Audit Committee.

     11. Determine the need for and arrange to conduct the scope and findings of any such audit, and discuss the audit with members of management, if necessary.

     FINANCIAL REPORTING

     1. Review with management and the external auditors at the completion of the annual examination:

          (a)  The Company's annual financial statements and related footnotes.

          (b) The external auditors' audit of the financial statements and their report thereon.

          (c) Any significant changes required in executing the external auditor's audit plan.

          (d) Any serious difficulties or disputes with management encountered during the course of the audit.


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          (e)  Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

          (f) Nature of management advisory services (including fees) provided by the independent public accountant during the year under audit.

     2. Review with management and the external auditors any public interim financial reporting.

     3. Review filings with SEC or other regulatory bodies which contain the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     GENERAL RESPONSIBILITIES

     1. Review, assess, and if necessary, update the Audit Committee's charter annually.

     2. Review and make recommendations to the Board regarding approval of any conflicts of interest between management and the Company.

     3. Inquire of management and the external auditors about the significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     4. Review policies and procedures with respect to the senior officers' expense accounts.

     5. Review legal and regulatory matters that may have a material impact on the financial statements.

     6. Meet with management in executive session to discuss any matters that the committee members or management believes should be discussed privately with the Audit Committee.

     7. Report committee actions to the Board with such recommendations as the committee may deem appropriate.

     8. The Audit Committee shall have the power to conduct or authorize investigations into any matter within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     9. The Audit Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board.


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     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

                                     REPORTS

     1. The Audit Committee will report its summaries of recommendations to the Board which will be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

     2. The Audit Committee will prepare an annual "Audit Committee Report" for inclusion in the company's annual meeting proxy statement, stating the following:

          (a) Whether the Audit Committee has reviewed and assessed the audited financial statements with management.

          (b) Whether the Audit Committee has discussed with the external auditors the matters required to be discussed by SAS 61.

          (c) Whether the Audit Committee has received written disclosures from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the auditors the auditors' independence.

          (d) Whether, based on its discussions with management and the auditors, the Audit Committee recommended to the Board that the financial statements be included in the Annual Report on Form 10-K.

                                     MINUTES

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

                                      OTHER

     In the exercise of its oversight responsibilities, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operation and are in accordance with generally accepted accounting principles. Instead, such duties remain the responsibility of management and the outside auditor. Nothing contained in this charter is intended to alter or impair the operation of the "business judgment rule" as interpreted by the courts under the Delaware General Corporation Law. Further, nothing contained in this charger is intended to alter or impair the right of the members of the Audit Committee under the Delaware General Corporation Law to rely, in discharging their responsibilities, on the records of the Company and on other information presented to the Audit Committee, Board or Company by its officers or employees or by outside experts such as the outside auditory.


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